Revenue from contracts with customers	12 Months Ended
Mar. 31, 2021
Text Block [Abstract]
Revenue from contracts with customers
30	Revenue from contracts with customers

	For the year ended
	31 March 2021	31 March 2020	31 March 2019
Sale of power	47,673	47,759	42,969
Sale of services - management shared services (refer note 44)	14	15	27
Income from engineering, procurement and construction service	434	543	82
Sale of services - operation and maintenance services (refer note 44)	37	16	—
Sale of services - consultancy service	26	—	—
Income from sale of renewable energy certificates	3	79	66

Total	48,187	48,412	43,144

The Group during the year ended 31 March 2021 recognised impairment losses on receivables arising from contracts with customers, included under other expenses in the consolidated statement of profit or loss, amounting to INR 386 (31 March 2020: INR 82, 31 March 2019: INR 61).

a)	The location for all of the revenue from contracts with customers is India.

b)	The timing for all of the revenue from contracts with customers is over time.

c)
The Group has certain power purchase agreements entered with customers which contains provision for claiming cost over-runs due to change in law clause, subject to approval by appropriate authority. During the year ended 31 March 2021, on receipt of approval of cost over-run
of INR 1,472 (31 March 2020: INR Nil), the Group has included the same as part of transaction price. Pending approval of cost over-runs of INR 1,266 (31 March 2020: INR 4,236) till the reporting period end, the Group has not included these over-runs as part of transaction price applying guidance on constraining estimates of variable consideration. Out of cost over-runs approved, the Group during the year ended 31 March 2021 has recognised revenue of INR 48 (31 March 2020: INR Nil).

d)	Transaction price - remaining performance obligation
The remaining performance obligation disclosure provides the aggregate amount of the transaction price yet to be recognised as at the end of the reporting period and an explanation as to when the Group expects to recognise these amounts in revenue. Applying the practical expedient as given in IFRS 15, the Group has not disclosed the remaining performance obligation related disclosures for contracts as the revenue recognised corresponds directly with the value to the customer of the entity’s performance completed to date. The cost over-runs which are pending approval of customers has been excluded for this disclosure because it was not included in the transaction price. These cost over-runs were excluded from the transaction price in accordance with the guidance on constraining estimates of variable consideration.
The transaction price allocated to the remaining performance obligations (unsatisfied or partially unsatisfied), other than those where Group has elected the practical expedient available under IFRS 15 as mentioned above is approximately INR 39,801 as at 31 March 2021. Out of this, the group expects to recognise revenue of approximately 4% within the next one year and the remaining thereafter. The remaining performance obligations expected to be recognised relate to the supply of power under power purchase agreements that is to be satisfied as the Group performs for the remaining term of contract. The above disclosure excludes amount recognised as contract liabilities as per note 24
.

e)	Contract balances

	As at 31 March 2021	As at 31 March 2020	As at 1 April 2019
Trade receivables (refer note 10)	35,980	25,914	19,176
Contract assets (refer note 13)	86	25	1
Contract liabilities (refer note 24)	1,425	1	4